Exhibit 10.2
[EMAIL] INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) THE TYPE OF INFORMATION COMPANY TREATS AS PRIVATE OR CONFIDENTIAL

5th AMENDMENT TO LEASE
THIS AMENDMENT TO LEASE is made and entered into as of June 21, 2022 , by and between Smoky Hollow Industries LLC ("Lessor") and Beyond Meat, Inc. a Delaware Corporation formerly known as Savage River, Inc
("Lessee").
WHEREAS, on or about July 1, 2021 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as
(street address, city, state, zip): 1320 E Franklin Ave, El Segundo, CA 90245 (the "Premises"), and
WHEREAS, Lessor and Lessee have not previously amended said Lease, and
WHEREAS, the Lessor and Lessee now desire to amend said Lease,
NOW, THEREFORE, for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:

☑	TERM: The Expiration date is here by	☐ advanced	☑ extended to	August 31, 2022
☐	AGREED USE: The Agreed Use is hereby modified to:			.
☐	BASE RENT ADJUSTMENT: Monthly Base rent shall be as follows:			.
☐	OTHER:		.

This Amendment shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Amendment and any uncertainty and ambiguity shall not be interpreted against any one party. Signatures to this Amendment accomplished by means of electronic signature or similar technology shall be legal and binding.
All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.
EXECUTED as of the day and year first above written.
    By Lessor:    By Lessee:

Smoky Hollow Industries LLC	Beyond Meat, Inc., a Delaware Corporation
formerly known as Savage River, Inc.
By: /s/ Mark Telesz	By: /s/ Dariush Ajami
Name Printed: Mark Telesz	Name Printed: Dariush Ajami
Title: Manager	Title: CIO
Phone:____________	Phone:____________
Fax:____________	Fax:____________
Email: [EMAIL]	Email: [EMAIL]
Title: _____________	Title: _____________
Phone:____________	Phone:____________
Fax:____________	Fax:____________
Email:____________	Email:____________
Address:____________	Address:____________
Federal ID No.:____________	Federal ID No.:____________

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works maybe reproduced in any form without permission in writing.

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    © 2017 AIR CRE. All Rights Reserved.    Last Edited: 6/20/2022 6:33 PM
    ATL-1.02, Revised10-22-2020    Page 1 of 1